UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 22, 2006
GREAT WALL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50550	20-0178991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Madison Avenue, 15th Floor, New York, New York	10021
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 753-0804
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01     Completion of Acquisition or Disposition of Assets.
On December 22, 2006, Great Wall announced that it has consummated its previously announced acquisition of ChinaCast Communication Holdings Limited. As of December 22, 2006, shareholders of ChinaCast that had previously executed Letters of Undertaking with Great Wall with respect to the sale of their shares and that collectively hold 239,648,953 shares of ChinaCast or 51.22% of ChinaCast’s outstanding shares have accepted the voluntary conditional offer (the “Offer”) made in Singapore by DBS Bank, for and on behalf of Great Wall, to acquire all of the outstanding ordinary shares of ChinaCast. As a result of this acceptance of the Offer by the ChinaCast shareholders that previously executed the Letters of Undertaking, ChinaCast has become a subsidiary of Great Wall and such acquisition qualifies as a “business combination” under Great Wall’s amended and restated certificate of incorporation. None of the shares issued to these shareholders have been registered under the Securities Act of 1933, as amended (the “Securities Act”). These shares were sold in offshore transactions in reliance on Regulation S of the Securities Act.
Each of the shareholders described above who accepted the Offer received 0.04697048 new shares of Great Wall common stock in exchange for each share of ChinaCast. ChinaCast tendered by such shareholder.
In addition to the ChinaCast shares that have been acquired by Great Wall as described above, as of December 22, 2006, ChinaCast shareholders holding an additional 31,703,000 shares of ChinaCast’s outstanding shares have also accepted the Offer. Pursuant to the terms of the Offer and in compliance with Singapore law, the Offer will remain open in Singapore until January 18, 2007. ChinaCast shareholders can continue to accept the Offer until such date. Each ChinaCast shareholder who accepts the Offer may elect to receive, in consideration for each share of ChinaCast tendered by such shareholder, either 0.04697048 new shares of Great Wall common stock or S$.28 in cash.
In connection with the business combination, Great Wall has filed a registration statement on Form S-4 (Registration No. 333-134098) with the Securities and Exchange Commission. The definitive proxy statement/prospectus contained therein was distributed to stockholders on December 5, 2006, and contains important information about Great Wall, ChinaCast and the transaction with ChinaCast, including a description of the business and assets of ChinaCast as well as detailed risk factors. Such information is incorporated herein by reference from Amendment No. 7 to Great Wall’s Registration Statement on Form S-4 (Registration No. 333-134098). The definitive proxy statement/prospectus and other documents filed by Great Wall are available free of charge at the SEC’s website, http://www.sec.gov, or by directing a request to Great Wall Acquisition Corporation, 660 Madison Avenue, 15th Floor, New York, New York, 10021, Attention: Richard Xue.
Great Wall has issued a press release included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities.
The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(a)     Financial Statements of Business Acquired
Incorporated by reference from Amendment No 7 to Great Wall’s Registration Statement on Form S-4 (Registration No. 333-134098) dated December 5, 2006.
(b)     Pro Forma Financial Information
Incorporated by reference from Amendment No 7 to Great Wall’s Registration Statement on Form S-4 (Registration No. 333-134098) dated December 5, 2006.
(d)     Exhibits:
99.1     Press release dated December 22, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2006	GREAT WALL ACQUISITION CORPORATION
	By:	/s/ Kin Shing Li
		Name:	Kin Shing Li
		Title:	Chairman of the Board, Chief Executive Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 22, 2006.